UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-10415
Lazard Alternative Strategies Fund, L.L.C.
(Exact name of registrant as specified in charter)
30 Rockefeller Plaza
New York, NY 10112
(Address of principal executive offices) (Zip code)
Mr. Brian Simon
30 Rockefeller Plaza
New York, NY 10112
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-632-1584

Date of fiscal year end: March 31

Date of reporting period: September 30, 2011

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
Lazard Alternative Strategies Fund, LLC
(A Delaware Limited Liability Company)
Financial Statements
 For the Six Months Ended September 30, 2011 (Unaudited)

Lazard Alternative Strategies Fund, LLC
(A Delaware Limited Liability Company)
TABLE OF CONTENTS

Management Commentary	1

Schedule of Investments	3

Statement of Assets, Liabilities and Members’ Capital — Net Assets	5

Statement of Operations	6

Statements of Changes in Members’ Capital — Net Assets	7

Statement of Cash Flows	8

Notes to Financial Statements	9

Additional Information	21

November 2011
Dear Investor,
Lazard Alternative Strategies Fund, LLC (the “Company”) posted a -5.3% return over the six month period ended September 30, 2011. Since inception on September 1, 2001, the Company has posted an annualized return of 4.8%, net of all fees.

	April 1, 2011 to September 30, 2011	Annualized Since September 1, 2001
	Rate of Return	Rate of Return
Lazard Alternative Strategies Fund, LLC[1]	-5.3%	4.8%
Investment by Strategy2
The period was characterized by low conviction and reduced risk appetite with a predictable impact on positioning. On an adverse move in either direction, quick exits were affected by market participants on the losing side of the trade. This exacerbated the market’s intra-day movements and ramped up volatility even as clarity as to market health remained elusive. Polarized opinions seemed to be growing with investors, policy makers and central bankers expressing competing and opposing views on the future of economic growth, fiscal restraint, budget resolution, the direction of markets, the perceived value of stocks and how to deal with deficits and indebtedness. The downgrade of the sovereign credit rating of the U.S. and the resurgence of sovereign credit issues in Europe were catalysts for market volatility. At the same time, officials in the healthier emerging economies struggled with how to deal with inflation and appreciating currencies.
World equity markets were down for the 6-month period across the board. U.S. markets fell appreciably with the S&P losing -13.7% and the Nasdaq yielding -12.7%. European markets did not fare better with the FTSE returning a comparable -11.2% while the DAX and CAC40 finished the period precipitously worse at -21.9% and -21.8% respectively. Asia was not immune to equity markets losses. The Nikkei and Topix each fell over -10%. BRIC countries continued the trend with Brazil, Russia, India and China all negative. Russia was a noteworthy -32.8%.

[1]	Returns are reported net of fees, including any Incentive Allocation. Total return is calculated for the members as a whole. An individual member’s return may vary from these returns based on management fee, Incentive Allocation and the timing of capital contributions. The performance quoted represents past performance. Past performance is not a reliable indicator of future results.

[2]	As of September 30, 2011. Allocations are subject to change.

Commodities, for the most part, were negative. Gold and sugar were the positive outliers, returning 12% and 9% respectively. The most pronounced losses were Lumber, Cotton, and Crude Oil with -39%, -37%, and -28% respectively.
The U.S. Treasury yield curve fell across all points. The yields farthest out on the curve fell the most, ranging from -132 bps to -159 bps between 5 year and 30 year yields.
We see no near-term abatement in the risk implicit in the European sovereign debt crisis, although it does feel like the end game is drawing closer. For this reason, we see no near-term abatement in market volatility, although we have to caveat that sharp rallies are very much a part of this landscape. In addition, the U.S. economy seems to be finding a reasonable bottom in terms of both consumer and manufacturing activity, if perhaps still not quite yet in the housing sector.
The Company’s portfolio continues to be balanced with opportunities for both trading as well as security selection alpha and relatively little embedded market beta. Our due diligence pipeline of manager opportunities remains robust and we are implementing manager allocations we hope will provide a nice balance between tail risk protection and ongoing alpha generation.
As always, please do not hesitate to call us with any questions or comments.
Sincerely,

Kit Boyatt	Christian Frei	Chris Heasman
Director	Director	Director
Lazard Asset Management LLC	Lazard Asset Management LLC	Lazard Asset Management LLC
This commentary is for information purposes only and does not constitute an offer to sell any interests of the Company. Offers of interests of the Company will be made solely by means of a Confidential Memorandum.
The performance data of the indices and other market data have been prepared from sources and data that Lazard Alternatives, LLC (the “Investment Adviser”) believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.
The views of the Investment Adviser and the allocations to Portfolio Funds, strategies and styles described in this report are as of September 30, 2011. These views and other information, including allocations, may have changed subsequent to this date. All capitalized but undefined terms will have the meanings ascribed to them in the accompanying Notes to Financial Statements.
An investment in any alternative investment is speculative, involves a high degree of risk, and may lose value. Privately offered investment vehicles are unregistered private investment funds or pools that invest and trade in many different markets, strategies, and instruments. Such funds generally are not subject to regulatory restrictions or oversight. Opportunities for redemptions and transferability of interests in these funds are restricted. The fees imposed, including management and incentive fees/allocations and expenses, may offset trading profits. Investors should not invest in any fund unless they are prepared to lose all or a substantial portion of their investment. The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and other matters discussed herein.
The performance of the Company is largely dependent on the talents and efforts of certain individuals. There can be no assurance that these investment professionals will continue to be associated with Lazard Asset Management LLC (“LAM”) or the Investment Adviser and the failure to retain such investment professionals could have an adverse effect on the Company.
The Company is subject to a number of actual and potential conflicts of interest involving the Investment Adviser and its affiliates, including LAM (“Affiliates”). The Investment Adviser and its Affiliates provide investment management services to other investors whose investment objectives may be similar to, or different from, the investment objective of the Company. The Managers, members, officers and employees of the Company, the Investment Adviser and its Affiliates may buy and sell securities for their own account or for the account of others. The Investment Adviser or an Affiliate may receive an Incentive Allocation and such a compensation arrangement may create an incentive to make investments that are riskier or more speculative than would be the case if such an arrangement were not in effect.
The Portfolio Funds selected by the portfolio management team may invest in securities of non-U.S. companies and which trade on non-U.S. exchanges. These investments are denominated or traded in currencies other than U.S. dollars and involve certain considerations not typically associated with investments in U.S. issuers or securities denominated or traded in U.S. dollars. There may be less publicly available information about issuers in non-U.S. countries that may not be subject to uniform accounting, auditing and financial reporting standards and other disclosure requirements comparable to those applicable to U.S. issuers.
The Portfolio Funds selected by the portfolio management team will invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques (including but not limited to, arbitrage investing, investing in distressed and convertible securities, short selling and utilizing leverage) with significant risk characteristics. The Portfolio Funds invest wholly independently of one another and may at times hold economically offsetting positions or cause the Company to be concentrated. Investment management fees and an incentive allocation are charged to the Company or members by both the Investment Adviser or an Affiliate as well as the managers of the Portfolio Funds.
©2011 Lazard Asset Management LLC

Lazard Alternative Strategies Fund, LLC
(A Delaware Limited Liability Company)
Schedule of Investments at September 30, 2011 (Unaudited)

		Percentage
		of
		Members’
	Cost	Capital	Fair Value
Investments in Portfolio Funds (94.97%) #
Event Driven (12.85%)
Hudson Bay Fund, L.P.	$3,400,000	3.43%	$3,545,305
Litespeed Partners, L.P.	1,900,000	4.17%	4,311,192
Numen Credit Opportunities Fund Inc.	2,300,000	2.12%	2,199,951
Ravenscourt Multi-Strategy Credit Fund, Ltd.	3,200,000	3.04%	3,147,974
Spinnaker Capital Pacnet Holdings**	89,868	0.09%	89,239

	10,889,868		13,293,661

Long/Short (17.75%)
Bennelong Asia Pacific Multi-Strategy Equity Fund, L.P.**	223,509	0.36%	373,529
Bramshott Europe Fund, PLC	2,666,744	2.43%	2,512,645
Harvey Smidcap Fund, L.P.	2,400,000	2.10%	2,171,687
Jetstream Global Fund, L.P.	—	3.06%	3,165,300
Lakewood Capital Partners, L.P.	3,300,000	3.36%	3,473,552
Permian Fund, L.P.	3,100,000	3.00%	3,105,475
Whitney Japan Partners, L.P.	3,400,000	3.44%	3,559,825

	15,090,253		18,362,013

Relative Value (41.81%)
Arrowgrass US Fund, L.P.	4,500,000	4.37%	4,520,307
Blue Mountain Credit Alternatives Fund, L.P.**	2,929,991	4.11%	4,255,451
CRC Credit Fund, Ltd.**	2,538,702	6.47%	6,687,265
GCA Credit Opportunities Fund LLC	3,500,000	3.53%	3,655,143
Pelagus Capital Fund, L.P.	2,300,000	2.42%	2,502,256
Pine River Fixed Income Fund, L.P.	2,500,000	5.14%	5,316,748
QFR Victoria Fund, Ltd.	1,351,469	6.02%	6,232,661
Revelation Special Situations Offshore Fund, Ltd.	3,750,000	4.20%	4,343,542
Victoria SPV**	2,389	0.02%	16,985
WAF Fund, L.P.	3,100,000	5.53%	5,722,524

	26,472,551		43,252,882

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies Fund, LLC
(A Delaware Limited Liability Company)
Schedule of Investments at September 30, 2011 (Unaudited) (concluded)

		Percentage
		of
		Members’
	Cost	Capital	Fair Value
Investments in Portfolio Funds (94.97%) # (concluded)

Tactical Trading (22.56%)
Bear Stearns Structured Risk Partners Fund, L.P.**	$1,530,327	0.03%	$32,130
CCP Quantitative Fund, L.P.	2,200,000	2.37%	2,444,533
Diamondback Partners, L.P.*	1,119,202	4.04%	4,179,996
LiquidMacro Fund, Ltd.	2,300,000	2.22%	2,296,987
Rubicon Global Partners, L.P.	3,000,000	5.22%	5,401,543
The Blenheim Fund LLC	2,300,000	4.54%	4,692,964
The Keynes Leveraged Quantitative Strategies Fund	2,200,000	2.18%	2,258,312
Welton Capital Markets Fund LLC	2,100,000	1.96%	2,028,197

	16,749,529		23,334,662

Total Investments in Portfolio Funds	$69,202,201		98,243,218

Other Assets, Less Liabilities (5.03%)			5,206,769

Members’ Capital — Net Assets (100.00%)			$103,449,987

#	Non-income producing security.

*	Fair valued by Investment Adviser.

**	Portfolio Fund has suspended or gated redemptions, or represents a restricted investment.
See Accompanying Notes to Financial Statements

Lazard Alternative Strategies Fund, LLC
(A Delaware Limited Liability Company)
Statement of Assets, Liabilities and Members’ Capital — Net Assets (Unaudited)

September 30, 2011
Assets

Investments in Portfolio Funds at fair value (cost $69,202,201)	$98,243,218
Cash	5,681,519
Redemption receivable from Portfolio Funds	3,922,826
Investments in Portfolio Funds paid in advance	2,100,000

Total assets	109,947,563

Liabilities

Redemptions payable from contributing members’ accounts	4,909,006
Redemption payable from Special Member account	29
Contributions received in advance	1,101,000
Management fee payable	278,944
Professional fees payable	120,707
Board of Managers’ fees payable	28,750
Other accrued expenses	59,140

Total liabilities	6,497,576

Net Assets	$103,449,987

Members’ Capital — Net Assets

Represented by:
Capital contributions (net)	$53,412,169
Accumulated net investment loss	(15,100,642)
Accumulated net realized gain	36,097,443
Accumulated net unrealized appreciation on investments	29,041,017

Members’ Capital — Net Assets	$103,449,987

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies Fund, LLC
(A Delaware Limited Liability Company)
Statement of Operations (Unaudited)

For the Six Months
Ended
September 30, 2011
Expenses
Management fee	$570,464
Professional fees	121,812
Accounting and administration fees	83,035
Board of Managers’ fees	67,500
Custodian fees	6,453
Miscellaneous	49,994

Total expenses	899,258

Net investment loss	(899,258)

Net realized and unrealized gain/loss on investments in Portfolio Funds
Net realized gain from investments	1,723,394
Net change in unrealized appreciation on investments in Portfolio Funds	(7,276,042)

Net realized and unrealized gain/loss on investments in Portfolio Funds	(5,552,648)

Net decrease in members’ capital resulting from operations	$(6,451,906)

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies Fund, LLC
(A Delaware Limited Liability Company)
Statements of Changes in Members’ Capital — Net Assets
For the Six Months Ended September 30, 2011 and the Year Ended March 31, 2011 (Unaudited)

	Contributing	Special
	Members	Member	Total
Members’ Capital — Net Assets at March 31, 2010	$115,500,381	$47,195	$115,547,576

Capital contributions	11,057,389	—	11,057,389
Capital redemptions	(20,752,240)	(511,975)	(21,264,215)
Net investment loss	(1,796,304)	—	(1,796,304)
Net realized gain from investments in Portfolio Funds	8,014,153	—	8,014,153
Net change in unrealized appreciation on investments in Portfolio Funds	1,814,167	—	1,814,167
Actual Incentive Allocation from January 1, 2010 to December 31, 2010	(499,124)	499,124	—
Reverse accrued Incentive Allocation from January 1, 2010 to March 31, 2010	47,195	(47,195)	—
Accrued Incentive Allocation from January 1, 2011 to March 31, 2011	(324,836)	324,836	—

Members’ Capital — Net Assets at March 31, 2011 (Including accumulated net investment loss of $14,201,384)	$113,060,781	$311,985	$113,372,766

Capital contributions	4,401,458	—	4,401,458
Capital redemptions	(7,869,071)	(3,260)	(7,872,331)
Net investment loss	(899,258)	—	(899,258)
Net realized gain from investments in Portfolio Funds	1,723,394	—	1,723,394
Net change in unrealized depreciation on investments in Portfolio Funds	(7,276,042)	—	(7,276,042)
Actual accrued Incentive Allocation from April 1, 2011 to September 30, 2011	(3,260)	3,260	—
Reverse accrued Incentive Allocation from April 1, 2011 to September 30, 2011	311,985	(311,985)	—

Members’ Capital — Net Assets at September 30, 2011 (Including accumulated net investment loss of $15,100,642)	$103,449,987	$—	$103,449,987

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies Fund, LLC
(A Delaware Limited Liability Company)
Statement of Cash Flows (Unaudited)

For the Six Months
Ended
September 30, 2011
Cash flows from operating activities:
Net decrease in members’ capital resulting from operations	$(6,451,906)
Adjustments to reconcile net decrease in members’ capital resulting from operations to net cash provided by operating activities:
Purchases of Portfolio Funds, net of change in subscriptions paid in advance	(14,066,744)
Proceeds from redemption of Portfolio Funds, net of change in redemptions receivable from Portfolio Funds	20,058,118
Net realized gain from investments in Portfolio Funds	(1,723,394)
Net change in unrealized appreciation on investments in Portfolio Funds	7,276,042
Decrease in management fee payable	(3,754)
Decrease in professional fees payable	(47,353)
Increase in other accrued expenses	12,994

Net cash provided by operating activities	5,054,003

Cash flows from financing activities:
Capital contributions, net of change in contributions received in advance	4,102,458
Capital redemptions, net of change in redemptions payable	(7,966,921)

Net cash used in financing activities	(3,864,463)

Net increase in cash	1,189,540
Cash at beginning of period	4,491,979

Cash at end of period	$5,681,519

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies Fund, LLC
(A Delaware Limited Liability Company)
Notes to Financial Statements — September 30, 2011 (Unaudited)
1. Organization
Lazard Alternative Strategies Fund, LLC (the “Company”) was organized as a Delaware limited liability company on May 31, 2001. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The investment objective of the Company is to achieve long-term capital appreciation. The Company seeks to achieve its investment objective through the allocation of capital among selected alternative asset managers (the “Portfolio Managers”) or the funds they operate (“Portfolio Funds”). The Company primarily invests in Portfolio Funds which are unregistered funds. Lazard Alternatives, LLC, a subsidiary of Lazard Asset Management LLC (“LAM”), a Delaware limited liability company, serves as the Company’s investment adviser and manager (herein referred to as the “Investment Adviser” or “Lazard Alternatives”) pursuant to an investment advisory agreement under which it directs the Company’s investment program and pursuant to a management agreement under which it provides management and administration services to the Company. Lazard Alternative Strategies Holdings, LLC (the “Special Member”), an affiliate of the Investment Adviser, holds a non-voting special member interest (the “Special Member Account”) in the Company for the purpose of receiving the Incentive Allocation. Lazard Alternatives is responsible for the day-to-day management of the Company. Responsibility for the oversight of the Company’s business and affairs is vested in the individuals who serve as the members of the Board of Managers of the Company (the “Board”).
2. Significant Accounting Policies
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.
a.	Net Asset Valuation
The net asset value of the Company is determined as of the close of business on the last business day of each month. The Company values interests in Portfolio Funds, valued at $98,243,218 (89.35% of total assets) as of September 30, 2011, at fair value in accordance with procedures established by the Board, which ordinarily will be the value determined by the Portfolio Managers and their agents in accordance with the policies established by the relevant Portfolio Fund. Investments in Portfolio Funds are subject to the terms of the respective limited partnership agreements, limited liability company agreements and offering memoranda. Valuations of the Portfolio Funds may be subject to estimates and are net of management and performance-based incentive fees or allocations payable to the Portfolio Funds as required by the Portfolio Funds’ offering documents.
If the Investment Adviser determines that the most recent value reported by the Portfolio Fund does not represent fair value or if the Portfolio Fund fails to report a value to the Company, a fair value determination is made under procedures established by and under the general supervision of the Board. As of September 30, 2011, certain Portfolio Funds have assets maintained by certain Lehman Brothers, Inc. entities (“Lehman”), or have engaged in certain transactions with such Lehman entities.

Lazard Alternative Strategies Fund, LLC
(A Delaware Limited Liability Company)
Notes to Financial Statements — September 30, 2011 (Unaudited) (continued)
2. Significant Accounting Policies (continued)
a.	Net Asset Valuation (continued)
As a result of bankruptcy, administration or similar proceedings by Lehman, these Portfolio Funds may not be able to recover all or any portion of those assets with respect to those transactions. As a result, certain Portfolio Funds have, in their judgment, made corresponding adjustments to their valuations to take this into account. In addition, the Investment Adviser has adjusted the fair value of one particular Portfolio Fund, in accordance with the Company’s valuation procedures, and in consultation with the Board, based on information provided by the Portfolio Fund or obtained from sources that the Investment Adviser believes to be reliable. These adjustments have been reflected in the Company’s financial statements. As of September 30, 2011, there was $4,179,996 (4.04% of members’ capital) of investments in Portfolio Funds which was fair valued by the Investment Adviser. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a readily available market for the securities existed, and the differences could be material.
Fair Value Measurement: In accordance with GAAP, the Company applies fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques used to develop the measurements of fair value, and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels that follow.
Level 1 — Quoted prices are available in active markets for identical assets and liabilities as of the reporting date. The Company does not adjust the quoted price for these assets and liabilities.
Level 2 — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies (including fair value of investments in Portfolio Funds with the ability to redeem at net asset value as of the measurement date, or within ninety days of the measurement date).
Level 3 — Pricing inputs are unobservable for the assets and liabilities and include situations where there is little, if any, market activity for the assets and liabilities (including fair value of investments in Portfolio Funds that do not have the ability to redeem at net asset value within ninety days of the measurement date).
The inputs or methodology used for valuing assets and liabilities are not necessarily an indication of the risk associated with investing in those assets and liabilities. The Company classifies its investments based on the lowest level of input that is significant to the fair value measurement.

Lazard Alternative Strategies Fund, LLC
(A Delaware Limited Liability Company)
Notes to Financial Statements — September 30, 2011 (Unaudited) (continued)
2. Significant Accounting Policies (continued)
a.	Net Asset Valuation (continued)
The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. The transfers out of Level 3 noted in the reconciliation table below are due to the expiration of a Portfolio Fund’s lock-up period within 90 days of September 30, 2011. There were no transfers into Level 3 during the six months ended September 30, 2011.

The following tables summarize the valuation of the Company’s investments and the fair value hierarchy levels as of September 30, 2011:

	Total Fair Value at
Description	September 30, 2011	Level 1	Level 2	Level 3

Investments in Portfolio Funds
Event Driven	$13,293,661	$—	$13,204,422	$89,239
Long/Short	18,362,013	—	17,988,484	373,529
Relative Value	43,252,882	—	32,293,181	10,959,701
Tactical Trading	23,334,662	—	19,122,536	4,212,126

Total Investments in Portfolio Funds	$98,243,218	$—	$82,608,623	$15,634,595

The changes in investments measured at fair value for which the Company used Level 3 inputs to determine fair values (including fair values of investments in Portfolio Funds that do not have the ability to redeem at net asset value within ninety days of the measurement date) are as follows:

			Change in
			unrealized			Transfers in
	Balance as of	Realized gain /	appreciation /			and/or (out) of	Balance as of
Description	March 31, 2011	(loss)	depreciation	Purchases	Sales	Level 3	September 30, 2011

Event Driven	$5,752,116	$1,575,367	$(2,112,237)	$—	$(1,617,814)	$(3,508,193)	$89,239
Long/Short	373,602	—	(73)	—	—		373,529
Relative Value	12,973,329	611,925	(439,553)	—	(2,186,000)		10,959,701
Tactical Trading	4,693,890	—	(452,136)	—	(29,628)		4,212,126

Total	$23,792,937	$2,187,292	$(3,003,999)	$—	$(3,833,442)	$(3,508,193)	$15,634,595

Net change in unrealized appreciation/depreciation on Level 3 assets still held as of September 30, 2011 is $(294,618) and is included in net change in unrealized appreciation on investments in Portfolio Funds on the Statement of Operations.
The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Portfolio Funds held in the Company as of September 30, 2011. Portfolio Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Company had no unfunded capital commitments as of September 30, 2011. From 2009 through the current period, certain Portfolio Funds instituted a gate or suspended redemptions. For Portfolio Funds with gates or suspended redemptions, the Investment Adviser cannot estimate when the gate will be lifted or the suspension removed.

Lazard Alternative Strategies Fund, LLC
(A Delaware Limited Liability Company)
Notes to Financial Statements — September 30, 2011 (Unaudited) (continued)
2. Significant Accounting Policies (continued)
a.	Net Asset Valuation (continued)
The investments in side pockets were entered into at various times since inception of the Company. One investment in a side pocket through an investment in a Portfolio Fund, representing 0.02% of members’ capital, was entered into in 2009. A second investment in a side pocket through an investment in a Portfolio Fund, representing 0.36% of members’ capital, was entered into in 2010.
The Portfolio Funds in the event driven strategy rely on the anticipated occurrence of particular corporate events, such as mergers and acquisitions or bankruptcy. The profitability of these investments depends on the timely conclusion of the anticipated event and the realization of expected valuations. Because investments are situation-specific, returns are relatively unaffected by the movements of markets, although supply of opportunities in particular styles may be impacted by market conditions. Strategy styles falling within this style include distressed securities, merger arbitrage and special situations such as spin-offs, restructurings and recapitalizations. The Portfolio Funds within this strategy have monthly to annual liquidity, and are generally subject to a 45 to 120 day notice period. One Portfolio Fund in this strategy, representing 0.09% of members’ capital, has suspended redemptions. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.
The Portfolio Funds in the long/short strategy combine long positions in a portfolio of securities with short positions in other securities in order to reduce, but not eliminate, exposure to price levels in the market. The long/short strategy aims at seizing opportunities in both rising and falling markets. The strategy covers a wide range of risk and return combinations. The returns from this strategy, while driven primarily by security selection, are often more highly correlated with benchmark indices than other hedge fund strategies due to a bias toward net exposure practiced by most portfolio managers. This strategy is predominantly used in equity markets and typically involves some level of leverage applied to the long portfolio. Futures and options on equity indices can be used to establish short exposure and manage risk. Strategy styles included in this category are long/short equities, short-selling only and stock picking. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 30 to 60 day notice period. For one Portfolio Fund in this strategy, representing approximately 0.36% of members’ capital, the Company is invested in a side-pocket that is not currently redeemable. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.
Relative value Portfolio Managers seek to exploit disparities in pricing relationships between instruments with similar pricing characteristics. Quantitative security selection techniques are often used to identify and capture profits from securities the Portfolio Managers believe are over or under valued and to reduce risk by balancing long and short market exposures. The residual risk created by this process is a spread position whose management requires an understanding of the factors determining the spread. The relative value strategy is not dependent on the general direction of market movements, and often involves arbitrage techniques.

Lazard Alternative Strategies Fund, LLC
(A Delaware Limited Liability Company)
Notes to Financial Statements — September 30, 2011 (Unaudited) (continued)
2. Significant Accounting Policies (continued)
a.	Net Asset Valuation (continued)
The returns tend to have low correlations relative to benchmark indices. Several strategies are included in this style: fixed-income arbitrage, convertible bond arbitrage, statistical arbitrage, volatility arbitrage and equity market neutral investing. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 45 to 90 day notice period. Two Portfolio Funds in this strategy, representing 10.58% of members’ capital, are subject to gate provisions. For one Portfolio Fund in this strategy, representing 0.02% of members’ capital, the Company is invested in a side-pocket that is not currently redeemable. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.
The tactical trading strategy speculates on the direction of prices of equities, bonds, currencies and commodities in cash and derivatives. The returns from this type of strategy can be volatile given the liberal use of leverage, often enhanced with derivatives, and the “outright” or un-hedged nature of the positions. The correlation of returns with traditional benchmarks tends to be low. The tactical trading strategy can be either system-driven or discretionary. System-driven portfolio managers deploy trend-following and other computer-driven models based on technical analysis of price data, while discretionary portfolio managers rely more on fundamental analysis, though technicals are not ignored. In either case, the Portfolio Managers’ skill is primarily in timing the entry and exit of their positions. Global macro hedge funds and commodity trading advisors (CTAs) fall into this category. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 15 to 120 day notice period. One Portfolio Fund in this strategy, representing 0.03% of members’ capital, is subject to a gate provision. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.
b.	Investment Income and Expense
Interest income is recorded on an accrual basis. The Portfolio Funds do not make regular cash distributions of income and gains and so are considered non-income producing securities. Investments in Portfolio Funds are recorded on subscription effective date basis, which is generally the first day of the calendar month in which the investment is effective.
c.	Gains and Losses
A partial sale of a Portfolio Fund will first reduce the cost basis of the Portfolio Fund. Once the cost basis is depleted, a gain will be realized on any proceeds received in excess of the cost basis. If a cost basis remains after all the proceeds have been received, a loss will be realized in the amount of the remaining cost basis.

Lazard Alternative Strategies Fund, LLC
(A Delaware Limited Liability Company)
Notes to Financial Statements — September 30, 2011 (Unaudited) (continued)
2.	Significant Accounting Policies (continued)
d.	Company Expenses
The Company will bear all expenses incurred in the business of the Company, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company’s account; legal fees; accounting and auditing fees; costs of insurance; registration expenses; and compensation paid to Board members and expenses of meetings of the Board. The Company will also bear the management fee paid to the Investment Adviser. Expenses are recorded on the accrual basis.
e.	Income Taxes
As the Company will be treated as a partnership for federal, state and local income tax purposes, each member is individually required to report income or loss on its own tax return based on its share of the Company’s taxable income or loss. Therefore, no provision for the payment of federal, state or local income taxes has been made. The Company may be subject to withholding taxes on certain dividends. The Company’s tax returns remain open for examination by tax authorities for a period of three years from when they are filed. The Company is subject to examination by U.S. federal tax authorities and various state tax authorities for the tax years ended December 31, 2007 through December 31, 2010.

The Company follows the authoritative guidance for uncertainty in income taxes included in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 740, Income Taxes. This guidance requires the Company to determine whether a tax position of the Company is more likely than not to be sustained upon examination by the applicable taxing authority, including the resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement, which could result in the Company recording a tax liability that would reduce members’ capital.

The Company reviews and evaluates tax positions in its major jurisdictions and determines whether or not there are uncertain tax positions that require financial statement recognition. Based on this review, the Company has determined the major tax jurisdictions where the Company is organized and where the Company makes investments; however, no reserves for uncertain tax positions were required for any of the Company’s open tax years. As a result, no other income tax liability or expense has been recorded in the accompanying financial statements. The Company recognizes tax related interest and penalties, if applicable, as a component of income tax expense. For the six months ended September 30, 2011, no such amounts were recognized.

Lazard Alternative Strategies Fund, LLC
(A Delaware Limited Liability Company)
Notes to Financial Statements — September 30, 2011 (Unaudited) (continued)
2.	Significant Accounting Policies (continued)
f.	Cash
The Company treats all non-interest bearing accounts that mature within three months from the date of purchase as cash equivalents. At September 30, 2011, $4,580,519 was held in a non-interest bearing account at The Bank of New York Mellon and $1,101,000 was held in a non-interest bearing account at PNC Bank.
g.	Estimates
The preparation of financial statements in conformity with GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting year. Actual results could differ from these estimates.
3.	Management Fee, Incentive Allocation, Related Party and Other Transactions
Lazard Alternatives provides certain administration and investor services to the Company, including, among other things, providing office space and other support services to the Company, preparing marketing and investor communications, maintaining and preserving certain records of the Company, preparing and filing various materials with state and federal regulators, providing certain legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Company’s expenses. As the Investment Adviser, Lazard Alternatives is also responsible for managing the Company’s assets and selecting Portfolio Funds. In consideration for such services, the Company pays Lazard Alternatives a quarterly management fee of 0.25% (1% on an annualized basis) of the Company’s net assets.

Net profits or net losses of the Company for each allocation period are allocated among and credited to or debited against the capital accounts of all members (but not the Special Member Account) as of the last day of each allocation period in accordance with the members’ respective investment percentages for the allocation period.

Generally at the end of each calendar year, an incentive allocation of 10% of the profits, if any, that have been credited to the capital account of a contributing member during the period (an “Incentive Allocation”) will be debited from the contributing member’s capital account (including the Investment Adviser’s capital account) and credited to the Special Member Account; provided, however, that such Incentive Allocation will only be payable if the percentage increase in the contributing member’s capital account balance during such calendar year, or such lesser period corresponding to such contributing member’s investment, attributable to the net profits credited to the contributing member’s capital account during such period (before deduction for Incentive Allocation) exceeds the hurdle rate.

Lazard Alternative Strategies Fund, LLC
(A Delaware Limited Liability Company)
Notes to Financial Statements — September 30, 2011 (Unaudited) (continued)
3.	Management Fee, Incentive Allocation, Related Party and Other Transactions (continued)

The hurdle rate is the average of the month-end LIBOR rates (London Interbank Offered Rates for U.S. Dollar deposits with a three month term). There was no accrued Incentive Allocation for the six months ended September 30, 2011.

Each member of the Board (“Manager”) who is not an “interested person” (as defined in the 1940 Act) of the Company (“Independent Managers”) received an annual retainer of $15,000 plus a fee for each meeting attended. As of September 30, 2011, one Manager is an “interested person” of the Company. It is possible that one of the Managers, Ken Davidson could be deemed to be an affiliate of a company that has an indirect ownership interest in a broker-dealer that the Investment Adviser may use to execute portfolio transactions for clients other than the Company, and thus an “interested person” (as defined in the 1940 Act) of the Company. However, due to the structure of the relationship with the company and the remote nature of any deemed affiliation with the broker-dealer, the Manager is not identified as an “interested person” (as defined in the 1940 Act) of the Company. Mr. Davidson participates in Company Board meetings as if his status were that of an “interested person” (as defined in the 1940 Act). All Independent Managers are reimbursed by the Company for all reasonable out-of-pocket expenses incurred by them in performing their duties.

At September 30, 2011, related parties of the Investment Adviser and/or the Special Member held contributing member interests of $28,186,444 which is equal to approximately 27.25% of total members’ capital.

4.	Securities Transactions

Aggregate purchases and proceeds from redemption of Portfolio Funds for the period ended September 30, 2011 amounted to $13,966,744 and $11,971,347, respectively. The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Company from the Portfolio Funds. The allocated taxable income is reported to the Company by the Portfolio Funds. The Company has not received information from the Portfolio Funds as to the amounts of taxable income allocated to the Company as of September 30, 2011.

Certain Portfolio Funds may suspend redemptions or invoke a gate limiting the ability of the Company to redeem from such Portfolio Funds. As of September 30, 2011, certain Portfolio Funds with a fair value of $10,974,846 (10.61% of total investments in Portfolio Funds) had gated redemptions, and certain Portfolio Funds with a fair value of $89,239 (0.09% of total investments in Portfolio Funds) had suspended redemptions. As of September 30, 2011, certain Portfolio Funds, with a fair value of $390,514 (0.38% of total investments in Portfolio Funds), were invested in side pockets and are not currently redeemable.

Lazard Alternative Strategies Fund, LLC
(A Delaware Limited Liability Company)
Notes to Financial Statements — September 30, 2011 (Unaudited) (continued)
5.	Risk Factors

An investment in the Company involves a high degree of risk, including the risk that the entire amount invested may be lost. The Company allocates assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counter-party defaults. No guarantee or representation is made that the investment program will be successful.

The Company maintains cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

So as to satisfy certain prohibitions on affiliated transactions imposed by the 1940 Act, the Company may limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund’s outstanding voting securities. Alternatively, to facilitate investments in Portfolio Funds deemed attractive by the Investment Adviser, the Company may purchase non-voting securities of, or waive its right to vote securities in, certain Portfolio Funds. In cases where the Company purchases non-voting securities of, or waives its right to vote securities in, a Portfolio Fund, the Company will not be able to vote on matters that require the approval of security holders of the Portfolio Fund, including matters that may be adverse to the Company’s and its members’ interests.

Some of the Portfolio Funds may invest all or a portion of their assets in private placements which may be illiquid. Some of these investments are held in so-called “side pockets”, sub-funds within the Portfolio Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity that an investment in the Portfolio Funds may provide. Were the Company to seek to liquidate its investment in a Portfolio Fund which maintains these investments in a side pocket arrangement or which holds substantially all of its assets in illiquid securities, the Company might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, during the period until the Company fully liquidated its interest in the Portfolio Fund, the value of its remaining investment in the Portfolio Fund would fluctuate, perhaps significantly.

6.	Portfolio Funds

The following is a summary of the investment objectives and liquidity provisions of the Portfolio Funds that exceed 5% of the Company’s members’ capital at September 30, 2011.

CRC Credit Fund, Ltd. seeks to generate superior returns by investing primarily in asset-backed securities and other collaterized debt obligations and structured credits. CRC Credit Fund, Ltd. allows for redemptions as of the last business day of any calendar quarter; however, the fund has currently imposed a gate provision.

Lazard Alternative Strategies Fund, LLC
(A Delaware Limited Liability Company)
Notes to Financial Statements — September 30, 2011 (Unaudited) (continued)
6.	Portfolio Funds (continued)

Pine River Fixed Income Fund L.P. (formerly Nisswa Fixed Income Fund L.P.) seeks to generate superior risk-adjusted returns that are not correlated to the general equity or debt markets. Pine River Fixed Income Fund L.P. allows redemptions on the last business day of each calendar quarter.

QFR Victoria Fund, Ltd. seeks to achieve long term capital appreciation by taking advantage of investment opportunities in non-G7 (emerging market) countries. QFR Victoria Fund, Ltd. allows redemptions as of the close of business on the last business day of any fiscal quarter.

WAF Fund, L.P. seeks capital appreciation through hedged investments in mortgage-backed securities, related fixed income securities, derivatives and other investments. WAF Fund, L.P. allows redemptions as of the last business day of each month.

Rubicon Global Partners, L.P. seeks to achieve superior returns by investing in global fixed income, currency, commodity and equity markets, and their related derivatives. Rubicon Global Partners, L.P. allows redemptions as of the last business day of each month.

7.	Repurchase of Company Interests

The Board may, from time to time and in its sole discretion, determine to cause the Company to repurchase interests or portions of interests in the Company from members pursuant to written tenders by members. The Investment Adviser expects that it will recommend to the Board that the Company offer to repurchase interests from members st four times each year, effective as of March 31st, June 30th, September 30th, and December 31st of each year.

8.	Guarantees

In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company’s maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be established; however, based on the Company’s experience, the risk of loss from such claims is considered remote.

Lazard Alternative Strategies Fund, LLC
(A Delaware Limited Liability Company)
Notes to Financial Statements — September 30, 2011 (Unaudited) (continued)
9.	Financial Highlights Information

	Six Months Ended
	September 30, 2011		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		March 31, 2011	March 31, 2010	March 31, 2009	March 31, 2008	March 31, 2007
Total return before Incentive Allocation *	(5.59%)		7.29%	10.83%	(7.82%)	4.02%	9.28%
Incentive Allocation	0.27%		(0.65%)	(0.11%)	0.00%	(0.64%)	(0.92%)

Total net return after Incentive Allocation *	(5.32%)		6.64%	10.72%	(7.82%)	3.38%	8.36%

Members’ capital, end of period (000)	$103,450		$113,373	$115,548	$107,035	$126,888	$112,104
Portfolio Turnover	11%		30%	25%	21%	28%	45%

Ratios to average members’capital:

Net investment loss	(1.60	%)**	(1.55%)	(1.52%)	(1.41%)	(1.27%)	(1.32%)

Operating expenses, before Incentive Allocation	1.60	%**	1.55%	1.52%	1.44%	1.44%	1.55%
Incentive Allocation	(0.28	)%**	0.67%	0.11%	0.00%	0.63%	0.84%

Operating expenses and Incentive Allocation	1.32%	**	2.22%	1.63%	1.44%	2.07%	2.39%

*	Total return is calculated for the contributing members as a whole. An individual member’s return may vary from these returns based on the timing of capital contributions. Total return is not annualized for periods less than one year.

**	Annualized.
10.	Recently Issued Accounting Standards

In May 2011, FASB issued Codification Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS (“ASU 2011-04”). ASU 2011-04 requires disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. In addition, ASU 2011-04 expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation process in place and a description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. ASU 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The adoption of ASU 2011-04 is currently being assessed but is not expected to have a material impact of the Company’s financial statements.

Lazard Alternative Strategies Fund, LLC
(A Delaware Limited Liability Company)
Notes to Financial Statements — September 30, 2011 (Unaudited) (continued)
11.	Subsequent Events

The Investment Adviser has evaluated the impact of all subsequent events on the Company through the date the financial statements were issued, and has determined that there were no additional events that require disclosure other than additional capital contributions of $1,101,000 that were recorded on October 1, 2011.

Lazard Alternative Strategies Fund, LLC
(A Delaware Limited Liability Company)
Additional Information — September 30, 2011 (Unaudited)
BOARD CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS
At the meeting of the Board held on May 31-June 1, 2011, the Board considered the approval, for an additional annual period, of the Agreements between the Company and Lazard Alternatives. The Independent Managers were assisted in their review by Stroock and met with Stroock in executive session separate from representatives of Lazard Alternatives and LAM.
Services Provided
Representatives of Lazard Alternatives and LAM discussed with the Board Lazard Alternatives’ written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that Lazard Alternatives provides the Company, including a discussion of Lazard Alternatives and its business (of which the Company comprises approximately $113 million of the approximately $844 million of total assets under the management of Lazard Alternatives as of March 31, 2011). The representatives of Lazard Alternatives and LAM noted their belief that the Company continues to benefit significantly from the services provided by Lazard Alternatives and the services and infrastructure of LAM’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure. The Managers also considered information provided by Lazard Alternatives and LAM regarding personnel, resources, financial condition and experience. The representatives of Lazard Alternatives reviewed with the Managers distribution activities of the Company and marketing activities on behalf of the Company as well as asset flows and the change in asset level of the Company.
The Managers considered the various services provided by Lazard Alternatives and LAM including their research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Managers also considered LAM’s infrastructure and agreed that the Company benefits from the services and infrastructure provided by Lazard Alternatives and LAM. The Managers accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $113 million fund not managed within the complex of a large, global firm such as LAM.
Comparative Management Fee, Expense Ratio and Performance Information
The Managers reviewed comparative management fee, expense ratio and performance (through March 31, 2011) information prepared by Lazard Alternatives.
Management Fees and Expense Ratio. The Managers reviewed and considered a chart setting forth the fee structure and asset levels of other similar registered funds of hedge funds, including the incentive allocation/performance fee charged by such similar funds (the “Fee Comparison Chart”). The Managers reviewed and discussed the fees and expense ratio of the Company, as well as the fees and expense ratios of other similar funds and performance fee structures, as set forth in the Fee Comparison Chart. The Independent Managers determined that the combination of the management fee and incentive allocation for the Company was within the range of the management/advisory fees and incentive allocations/performance fees associated with similar funds.
Performance. The Managers reviewed and discussed the performance information provided by Lazard Alternatives including the performance of the Company for various periods ended March 31, 2011, relative to that of comparable funds and indices. It was noted that, for many of the performance periods set forth in the 15(c) Materials, the Company’s performance generally exceeded, or was competitive with, the performance of similar registered funds, and indices of unregistered funds of funds, as provided in the 15(c) Materials. The Company’s underperformance during certain performance periods was noted as well. The Managers had received regular updates on the efforts of Lazard Alternatives in respect of periods of underperformance by the Company.

Lazard Alternative Strategies Fund, LLC
(A Delaware Limited Liability Company)
Additional Information — September 30, 2011 (Unaudited) (continued)
Profitability and Economies of Scale
The Managers reviewed information prepared by Lazard Alternatives concerning profits realized by Lazard Alternatives and its affiliates with respect to the Company, calculated using the actual revenues received for the calendar year ended December 31, 2010 and Lazard Alternative’s cost allocation methodology to compute an estimate of the Company’s expenses. The representatives of Lazard Alternatives and LAM stated that neither Lazard Alternatives, nor its affiliates, including LAM, receive any significant indirect benefits from Lazard Alternatives acting as investment adviser to the Company.
The profitability percentages were relatively low and within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of Lazard Alternatives and LAM stated their belief that the profits are not unreasonable in light of the services provided and other factors. The Managers considered the estimated profitability to Lazard Alternatives with respect to the Company as part of their evaluation of whether the Company’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by Lazard Alternatives, including the nature, extent and quality of such services, and evaluated profitability in light of the circumstances of the Company, including the trend in asset growth or decline. Representatives of Lazard Alternatives and the Managers discussed ways economies of scale could be realized and how they could be shared. A further discussion ensued with respect to the ways in which economies of scale could be shared with Members and it was noted that, although the net assets of the Company have grown since its inception, the Company had not reached a size for Lazard Alternatives to realize significant economies of scale from its management that should be shared with Members.
At the conclusion of these discussions, each of the Managers expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.
•	The Board concluded that the nature, extent and quality of the services provided by Lazard Alternatives and LAM are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with LAM’s global asset management business.

•	The Board was generally satisfied with the overall performance of the Company.

•	The Board concluded that Company’s fee paid to Lazard Alternatives and the incentive allocation charged to Members were reasonable in light of the considerations discussed above.

•	The Board recognized that the Company’s assets had not yet reached a size where Lazard Alternatives could realize significant economies of scale that should be shared with Members.
The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Agreements was in the best interests of the Company and its Members.

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of managers.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Lazard Alternative Strategies Fund, L.L.C.

By (Signature and Title)*	/s/ John Reinsberg John Reinsberg, Chief Executive Officer (principal executive officer)
Date November 17, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Reinsberg John Reinsberg, Chief Executive Officer (principal executive officer)
Date November 17, 2011

By (Signature and Title)*	/s/ Jagatnarine Churaman Jagatnarine Churaman, Chief Financial Officer (principal financial officer)
Date November 17, 2011

*	Print the name and title of each signing officer under his or her signature.